Goodwill and other intangibles	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Goodwill and other intangibles	Goodwill and other intangibles
Accounting policies
Goodwill represents the excess purchase price paid for a business acquisition over the fair value of the net assets acquired. Goodwill is tested annually for impairment at December 31, or more frequently if an indicator of impairment is identified.
The customer relationship intangible asset relates to the Norbord and Angelina Forest Products acquisitions and are amortized straight-line over 3 - 10 years.
Other intangibles are recorded at historical cost less accumulated amortization and impairments. Other intangibles include software which is amortized over periods of up to five years and non‑replaceable finite term timber rights which are amortized as the related timber volumes are logged.
Goodwill is allocated to CGUs or groups of CGUs that are expected to benefit from the synergies of the business combination from which it arose. The allocation is based on the lowest level at which goodwill is monitored internally.
Recoverability of goodwill is assessed by comparing the carrying value of the CGU or group of CGUs associated with the goodwill balance to its estimated recoverable amount, which is the higher of its estimated fair value less costs of disposal and its value in use.
An impairment write-down is recorded if the carrying value exceeds the estimated recoverable amount. Goodwill impairment losses cannot be reversed.
Supporting information

	Goodwill	Customer Relationship Intangible	Other	Total
As at December 31, 2020	$559	$—	$32	$591
Acquisitions (note 3)	1,417	470	17	1,904
Additions	—	—	7	7
Amortization[1]	—	(43)	(15)	(58)
Foreign exchange	(1)	(1)	—	(2)
Disposals	—	—	(2)	(2)
As at December 31, 2021	$1,975	$426	$39	$2,440

As at December 31, 2021
Cost	$1,975	$469	$79	$2,523
Accumulated amortization	—	(43)	(40)	(83)
Net	$1,975	$426	$39	$2,440

As at December 31, 2021	$1,975	$426	$39	$2,440
Amortization[1]	—	(54)	(11)	(65)
Foreign exchange	(11)	(3)	(1)	(15)
Finalization of purchase price allocation on Angelina acquisition (note 3)	(20)	21	—	1
Other	—	—	(3)	(3)
As at December 31, 2022	$1,944	$390	$24	$2,358

As at December 31, 2022
Cost	$1,944	$486	$74	$2,504
Accumulated amortization	—	(96)	(50)	(146)
Net	$1,944	$390	$24	$2,358
1.Amortization of $65 million relates to selling, general and administration expense (2021 - amortization of $1 million relates to cost of products sold and amortization of $57 million relates to selling, general and administration expense).
Goodwill

For the purposes of impairment testing, goodwill has been allocated to the following CGU groups:

As at	December 31, 2022	December 31, 2021
Canadian lumber	$171	$171
US lumber	409	429
North America EWP	1,280	1,280
Europe EWP	84	95
Total	$1,944	$1,975

The recoverable amounts of the above CGU groups were determined based on their value in use using discounted cash flow models. Cash flow forecasts were based on internal estimates for 2023 and 2024 and estimated mid-cycle earnings for subsequent years. Key assumptions include production volume, product pricing, raw material input cost, production cost, terminal multiple, and discount rate. Key assumptions were determined using external sources and historical data from internal sources. Specifically, product pricing has been estimated by reference to average historical prices as well as third-party analyst projections of long-term product pricing. Pre-tax discount rates used ranged from 9.60% to 10.30% (2021 - 11.30% to 13.10%).
The estimated recoverable amounts of the CGU groups exceeded their respective carrying amounts and as such, no impairment losses were recognized for the year ended December 31, 2022 (2021 - nil).